                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                  GENTEX CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                     GENTEX
                                  CORPORATION

                            600 N. Centennial Street
                             Zeeland, Michigan 49464

                          NOTICE OF 2002 ANNUAL MEETING
--------------------------------------------------------------------------------
         The Annual Meeting of the Shareholders of Gentex Corporation, a Michigan corporation, will be held at the Amway Grand Plaza Hotel, Ambassador Ballroom, Pearl at Monroe, Grand Rapids, Michigan, on Thursday, May 9, 2002, at 4:30 p.m. E.D.S.T., for the following purposes:

         1.       To elect three directors as set forth in the Proxy Statement.

         2. To act upon a proposal to approve the 2002 Nonemployee Director Stock Option Plan

         3. To transact any other business that may properly come before the meeting, or any adjournment thereof.

         Shareholders of record as of the close of business on March 15, 2002, are entitled to notice of, and to vote at the meeting. Whether or not you expect to be present at the meeting, you are urged to sign the enclosed Proxy and return it promptly in the enclosed, self-addressed envelope. If you do attend the meeting and wish to vote in person, you may withdraw your Proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Connie Hamblin

April 2, 2002                             Connie Hamblin
                                          Secretary

                               GENTEX CORPORATION

                            600 N. Centennial Street
                             Zeeland, Michigan 49464


                       PROXY STATEMENT FOR ANNUAL MEETING
                     OF SHAREHOLDERS TO BE HELD MAY 9, 2002


SOLICITATION OF PROXIES

         This Proxy Statement is being furnished on or about April 2, 2002, to the shareholders of Gentex Corporation ("the Company") in connection with the solicitation by the Board of Directors of the Company of Proxies to be used at the Annual Meeting of Shareholders to be held on Thursday, May 9, 2002, at 4:30 p.m., at the Amway Grand Plaza Hotel, Ambassador Ballroom, Pearl at Monroe, Grand Rapids, Michigan.

         Each shareholder, as an owner of the Company, is entitled to vote on matters to come before the Annual Meeting. The use of Proxies allows a shareholder of the Company to be represented at the Annual Meeting if he or she is unable to attend in person.

         If the form of Proxy accompanying this Proxy Statement is properly executed and returned to the Company, the shares represented by the Proxy will be voted at the Annual Meeting of Shareholders and at any adjournment of the meeting. Where shareholders specify a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by Proxy will be voted for the election of all nominees named in the Proxy and for the proposal described in this Proxy Statement. A Proxy may be revoked prior to its exercise by (1) delivering a written notice of revocation to the Secretary of the Company, (2) executing a subsequent proxy or (3) attending the meeting and voting in person.


VOTING SECURITIES AND RECORD DATE

         March 15, 2002, has been fixed by the Board of Directors as the record date for determining shareholders entitled to vote at the Annual Meeting. On that date, 75,493,374 shares of the Company's common stock, par value $.06 per share, were issued and outstanding. Shareholders are entitled to one vote for each share of the Company's common stock registered in their names at the close of business on the record date.

ELECTION OF DIRECTORS

         The Company's Articles of Incorporation specify that the Board of Directors shall consist of at least six, but not more than nine members, with the exact number to be determined by the Board. The Board has fixed the number of directors at eight. The Articles of Incorporation also specify that the Board be divided into three classes, with the classes to hold office for staggered terms of three years each. The Board has nominated Arlyn Lanting, Kenneth La Grand and Ted Thompson for election as directors at the Annual Meeting, each to serve a three-year term expiring in 2005. Each of these nominees has previously been elected as a director by the Company's shareholders.

         Unless otherwise specifically directed by a shareholder's marking on the Proxy card, the persons named as proxy voters in the accompanying Proxy will vote for the nominees described below. If any of these nominees becomes unavailable, which is not now anticipated, the Board may designate a substitute nominee, in which case the accompanying Proxy will be voted for the substituted nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         A plurality of votes cast by shareholders at the meeting is required to elect directors of the Company under Michigan law. Accordingly, the three nominees who receive the largest number of affirmative notes will be elected, regardless of the number of votes received. Broker nonvotes, votes withheld, and votes cast against any nominee will not have a bearing on the outcome of the election. Votes will be counted by Inspectors of Election appointed by the presiding officer at the Annual Meeting.

         The Board of Directors recommends a vote FOR the election of all persons nominated by the Board.

         The content of the following table relating to age and business experience is based upon information furnished to the Company by the nominees and directors.

-------------------------------------------------------------------------------------------------------------------
   NAME, (AGE) AND POSITION                                      BUSINESS EXPERIENCE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
                                                                      NOMINEES FOR TERMS TO EXPIRE IN 2005

Arlyn Lanting (61)                                           Mr. Lanting is the Vice President - Finance of Aspen
   Director since 1981                                       Enterprises, Ltd., Grand Rapids, MI (real estate
                                                             investments), and he has held that position for more
                                                             than five years.

Kenneth La Grand (61)                                        Mr. La Grand is the Executive Vice President of Gentex
   Director since 1987                                       Corporation, and he has held that position for more
                                                             than five years.

Ted Thompson (72)                                            Mr. Thompson was the Chairman of X-Rite, Incorporated,
   Director since 1987                                       Grandville, MI (a manufacturer of light and
                                                             color-measuring instruments) from May 1989 to September
                                                             2001. Mr. Thompson is a Director Emeritus of X-Rite,
                                                             Incorporated.

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NAME, (AGE) AND POSITION                                    BUSINESS EXPERIENCE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
                                                                     DIRECTORS WHOSE TERMS EXPIRE IN 2004


Mickey Fouts (70)                                             Mr. Fouts  has been Chairman of the Board, Equity
  Director since 1982                                         Services Company (investment services), Castle Rock,
                                                              CO, for more than five years.

John Mulder (65)                                              Mr. Mulder is the Vice President - Customer Relations
  Director since 1992                                         of Gentex Corporation, and has held  that position
                                                              since February 2000. Previously, he was Senior Vice
                                                              President - Automotive Marketing from September 1998 to
                                                              February 2000. Prior to September 1998, he was Vice
                                                              President - Automotive Marketing for more than five
                                                              years.

Frederick Sotok (67)                                          Mr. Sotok was Executive Vice President and Chief
  Director since 2000                                         Operating Officer of Prince Corporation (manufacturer
                                                              of automotive interior parts that was acquired by
                                                              Johnson Controls, Inc, in 1996) from October 1977 to
                                                              October 1996. Mr. Sotok is also a director of Clarion
                                                              Technologies, Inc.


                                                                      DIRECTORS WHOSE TERMS EXPIRE IN 2003

Fred Bauer (59)                                               Mr. Bauer is the Chairman and Chief Executive Officer
   Director since 1981                                        of Gentex Corporation, and he has held that position
                                                              for more than five years.

Leo Weber (72)                                                Since 1990, Mr. Weber has been engaged in the
   Director since 1991                                        consulting business as L. L. Weber & Associates, West
                                                              Bloomfield, MI. Previously, he was the President of
                                                              Robert Bosch Corporation, Farmington Hills, MI
                                                              (manufacturer of sophisticated automotive components).


--------------------------------------------------------------------------------------------------------------------


         Arlyn Lanting and Kenneth La Grand are brothers-in-law. There are no other family relationships between the nominees, directors, and executive officers of the Company.

           During 2001, the Board of Directors met on three occasions. All directors attended at least seventy-five percent of the aggregate number of meetings of the Board and Board committees on which they served, except for Mr. Thompson who attended seven of ten meetings, or 70 percent.

         The Company has a Compensation Committee comprised of Messrs. Bauer, Lanting and Thompson. The Compensation Committee is responsible for administering the Company's stock-based incentive plans and supervising other compensation arrangements for executive officers of the Company. The Compensation Committee met four times during the fiscal year ended December 31, 2001.

         In addition, the Company has an Executive Committee comprised of Messrs. Bauer, Lanting and La Grand. The Executive Committee is authorized to act on behalf of the Board between full Board meetings, to the extent permitted by law. This Committee met once during the fiscal year ended December 31, 2001.

         The Company also has an Audit Committee, which during the fiscal year ending December 31, 2001, was comprised of Messrs. Weber, Sotok and Thompson. Each of these individuals qualifies as an "independent director" as determined in accordance with the current listing standards of the Nasdaq National Market. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the following "Report of the Audit Committee." The Audit Committee is governed by a written charter approved by the Board of Directors.

         The Company does not have a standing nominating committee.


                          REPORT OF THE AUDIT COMMITTEE

         The Committee has reviewed and discussed with management the Company's financial statements as of and for the year ended December 31, 2001.

         The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audi Committees, as amended, by the Independence Standards Board. The Committee has also discussed with the auditors the auditor's independence. The Committee held two meetings during calendar year 2001.

         Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. The Company's independent auditors are responsible for auditing those financial statements. The Committee's responsibility is to monitor and review these processes. It is not the Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. No member of the Committee is an employee of the Company and the members of the Committee may not be, and may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Committee's oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, or that the Company's independent accountants are in fact "independent."

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, and Annual Report to Shareholders for filing with the Securities and Exchange Commission. The Committee and the Board have also selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002.


                                          Audit Committee Members:

                                          Leo Weber, Audit Committee Chair
                                          Fred Sotok, Audit Committee Member
                                          Ted Thompson, Audit Committee Member


March 5, 2002

            Proposal to Adopt Nonemployee Director Stock Option Plan


         Subject to approval by the Company's shareholders, the Board of Directors of the Company adopted the 2002 Gentex Corporation Nonemployee Director Stock Option Plan (the "Plan") to replace a comparable plan that was scheduled to expire this year. The shareholders will be asked to consider and approve the Plan at the Annual Meeting. The following paragraphs summarize the principal features of the Plan, and the full text of the Plan is appended to this Proxy Statement as Appendix A.

         Purpose. The purpose of the Plan is to make service on the Board more attractive to present and prospective outside directors, since the continued services of qualified nonofficer, or outside directors, are considered essential to the sustained progress of the Company. In addition, the Plan encourages stock ownership by outside directors. If the Plan is approved, each newly elected director, at the time of election, will receive an option for six thousand (6,000) shares of the Company's common stock, and incumbent directors and nominees listed in the table under the caption "Election of Directors" will be eligible to receive an annual option in that same amount under the Plan, except for those directors who are also employees of the Company.

         Shares Subject to the Plan. The aggregate number of shares of the Company's common stock, par value $.06 per share, which may be issued under the Plan will not exceed five hundred thousand (500,000) shares, subject to certain adjustments to prevent dilution. If any option or any portion of an option is terminated or surrendered for any reason without being exercised, the shares subject to the unexercised portion of the option shall be available for subsequent option grants under the Plan.

         Eligibility and Administration. Only the Company's outside directors are eligible to participate in the Plan. The Plan will be administered by the entire Board of Directors.

         Terms of Options. All options granted under the Plan will be nonstatutory stock options, evidenced by an agreement between the Company and the director in a form approved by the Board of Directors. Upon exercise of an option, the Company will satisfy the requirements of the options out of authorized but unissued shares.

         Each annual option will be for six thousand (6,000) shares and will be exercisable at a price equal to the fair market value as of the date of grant. For purposes of this Plan, the fair market value of a share of common stock shall be equal to the last reported sale price per share of common stock on the date of grant or, if that date is not a trading date, then the trading date immediately preceding the date of grant, or if there is no reported sale, the mean between the highest closing bid and closing asked price, as quoted on the Nasdaq Stock Market. Options may be exercised only during certain periods of ten business days following the second business day after publication of the Company's annual or quarterly financial reports, and only following the expiration of six months after grant. Option agreements will require directors to serve the term to which they are elected.

         Transferability and Termination. Options created under the Plan are nontransferable except to an optionee's spouse, an optionee's descendents, or a trust created primarily for the benefit of the optionee, the optionee's spouse, or the optionee's descendents. The rights and benefits of any option so transferred, except any right to further transfer the option, and the obligations, conditions, and limitations of any option so transferred are determined as if the original optionee continued to hold the option. No option may be exercised more than ten (10) years after the date of grant or more than ninety (90) days after the optionee's status as a director terminates for any reason other than death.

         Modification of the Plan. The Board has the power to suspend, discontinue, revise, or amend the Plan, except that no amendment may change the number of shares subject to the Plan, change the designation of class of directors eligible to receive options, materially increase the benefits accruing to participants under the Plan, or alter or impair any rights or obligations of any option previously granted without the consent of the optionee, unless approval of the shareholders is obtained.

         Tax Treatment. All options to be granted under the Plan are nonstatutory stock options, not entitled to special treatment under Section 422 of the Internal Revenue Code of 1986, as amended. The grant of a stock option does not result in taxable income to the recipient. Directors who exercise an option recognize ordinary income in an amount equal to the difference between the option price and the fair market value of the shares as of the date of exercise. The Company is not entitled to an income tax deduction with respect to the grant of a stock option or the sale of stock acquired pursuant hereto. The Company is permitted to a deduction equal to the amount of ordinary income the recipient is required to recognize as the result of the exercise of a stock option.

         Rules covering taxation of stock options are complex and the preceding paragraph is only a summary of the basis federal income tax consequences with respect to options granted under the Plan, based upon management's understanding of existing federal income tax laws.

         Other Incentive Plans. Other than the Nonemployee Director Stock Option Plan (As Amended and Restated, Effective March 7, 1997), the Company does not currently have, and has not had within the past five years, in effect any provision for outside directors under any bonus, profit sharing, retirement, stock option or purchase, deferred compensation, or other incentive plan.

         A majority of votes cast at the annual meeting of shareholder in person or by proxy on the proposal to adopt the 2002 Nonemployee Director Stock Option Plan is required for approval.

         The Board of Directors recommends a vote FOR approval of the 2002 Nonemployee Director Stock Option Plan.

SECURITIES OWNERSHIP OF MANAGEMENT

         The following table contains information with respect to ownership of the Company's common stock by all directors, nominees for election as directors, executive officers named in the tables under the caption Executive Compensation, and all directors and executive officers and directors as a group. The content of this table is based upon information supplied by the Company's officers, directors, and nominees for election as directors, and represents the Company's understanding of circumstances in existence as of March 1, 2002.

                                                        AMOUNT AND NATURE OF OWNERSHIP
                                                 ---------------------------------------------
   NAME OF BENEFICIAL OWNER                        SHARES BENEFICIALLY        EXERCISABLE            PERCENT
                                                        OWNED (1)             OPTIONS (2)            OF CLASS
--------------------------------------------------------------------------------------------------------------------
Dennis Alexejun                                           21,815                13,440                     *

Fred Bauer                                             3,478,865               208,401                   4.6%

John Carter                                               34,520                12,020                     *

Garth Deur                                                14,400                 3,400                     *

Mickey E. Fouts                                           35,000                35,000                     *

Arlyn Lanting                                            591,000 (3)           165,000                     *

Kenneth La Grand                                         621,231 (4)           148,401                     *

John Mulder                                              153,426                26,598                     *

Frederick Sotok                                           14,938 (5)             8,590                     *

Ted Thompson                                             215,000               175,000                     *

Leo Weber                                                 96,300                75,000                     *

All directors and executive officers
     as a group (12 persons)                           5,379,298               918,393                   7.1%
--------------------------------------------------------------------------------------------------------------------


*Less than one percent.

(1) Except as otherwise indicated by footnote, each named person claims sole voting and investment power with respect to the shares indicated.

(2) This column reflects shares subject to options exercisable within 60 days, and these shares are included in the column captioned "Shares Beneficially Owned."

(3) Includes 400,000 shares owned of record by Aspen Enterprises, Ltd., of which Mr. Lanting is a director, officer and substantial shareholder, and Mr. Lanting disclaims beneficial ownership of those shares.

(4) Includes 50,000 shares held in a trust established by Mr. La Grand's spouse, and Mr. La Grand disclaims beneficial ownership of those shares. Also includes 7,264 shares held in trust by Mr. La Grand's spouse for Mr. La Grand's grandchildren, and Mr. La Grand disclaims beneficial ownership of these shares.

(4) Includes 174 shares owned by Mr. Sotok's spouse through a partnership, and Mr. Sotok disclaims beneficial ownership of these shares.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table contains information with respect to ownership of the Company's common stock by persons or entities who are beneficial owners of more than five percent of the Company's voting securities. The information contained in this table is based on information contained in Schedule 13G furnished to the Company.


               NAME AND ADDRESS                        AMOUNT AND NATURE OF
              OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP                     PERCENT OF CLASS
-----------------------------------------------------------------------------------------------------------------
Franklin Resources                                          3,844,400                                  5.1%
One Franklin Parkway
San Mateo, CA   94403

-----------------------------------------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

         The following table contains information regarding compensation paid by the Company for each of the last three fiscal years to its chief executive officer and to the Company's four most highly compensated executive officers other than the chief executive officer.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------
                                                                                  LONG-TERM
                                                                                COMPENSATION
                                                                  ------------------------------------------
                                       ANNUAL COMPENSATION                  AWARDS                 PAYOUTS
                                  --------------------------------------------------------------------------
                          YEAR    SALARY      BONUS     OTHER       RESTRICTED     SECURITIES       LTP        ALL OTHER
                                    ($)        ($)       ($)          STOCK        UNDERLYING       ($)       COMPENSATION
EXECUTIVE                                                           AWARD($)(1)     OPTIONS(#)                    ($)(2)
------------------------------------------------------------------------------------------------------------------------------
Fred Bauer                2001    309,414     52,508                    --            80,000                      4,572
Chairman and CEO          2000    298,510     63,441                    --            72,000                      4,554
                          1999    287,230     62,470                    --            65,000                      4,650


Kenneth La Grand          2001    185,391     31,798                    --              --                        4,428
Executive Vice President  2000    190,138     75,411                    --            12,000                      4,416
                          1999    175,186     49,546                    --            24,000                      4,399
Garth Deur
Senior Vice President (3) 2001    160,928     38,041                    --            18,000                      3,281


Dennis Alexejun           2001    150,800     45,587                  134,850         13,850                      3,641
Vice President,           2000    143,722     45,546                    --            13,200                      3,687
North American
Automotive
Marketing (3)

John Carter               2001    160,847     43,273                    --            14,000                      3,193
Vice President            2000    153,133     46,518                  217,549         12,500                      3,223
Engineering /
Mechanical (3)

------------------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate market value at the date of grant for shares of common stock awarded under the Company's Restricted Stock Plan. Assuming continued employment with the Company, restrictions on shares lapse one-third each on the 4th, 5th, and 6th anniversaries of the grant in the case of Ken La Grand, and upon the expiration of five years from the date of grant in all other cases. Dividends will be paid on these shares if, and to the same extent, paid on the Company's common stock generally. At the close of the Company's fiscal year, the following officers held the following number of restricted shares with the corresponding net market values: K. La Grand 12,000 shares for $320,760, Garth Deur 9,000 shares for $240,570, Dennis Alexejun 5,000 shares for $133,650, and John Carter 22,500 shares for $601,425.

(2) These amounts represent the sum of "matching" contributions by the Company pursuant to its 401(k) Plan and annual premiums for term life insurance attributed to each named executive officer.

(3) The Company named Garth Deur as an executive officer in March of 2001. In addition, Dennis Alexejun and John Carter were named executive officers in March of 2000.


         The following table contains information regarding stock options granted to the above-named executive officers during the preceding fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
                                 ------------------------------------------------------------------
EXECUTIVE                         NUMBER OF
                                 SECURITIES,   PERCENT OF OPTIONS     EXERCISE                        GRANT DATE
                                  UNDERLYING           TO              PRICE         EXPIRATION      PRESENT VALUE
                                 OPTIONS(#)(1)   ALL EMPLOYEES       ($/SH)(2)          DATE            ($)(3)
--------------------------------------------------------------------------------------------------------------------
Fred Bauer                          80,000            7.7%             29.01           8/17/08         1,148,128

Kenneth La Grand                      --               --                --              --               --

Garth Deur                          18,000            1.7%             26.97          12/20/08          240,163

Dennis Alexejun                     13,850            1.3%             23.59           9/24/08          161,632

John Carter                         14,000            1.4%             25.46           6/27/08          176,336

--------------------------------------------------------------------------------------------------------------------

(1) These options become exercisable, so long as employment with the Company continues, for twenty percent of the shares on each anniversary of the grant date commencing with the first anniversary of the grant date.

(2) The exercise price may be paid in cash, in shares of the Company's common stock, and/or by the surrender of exercisable options valued at the difference between the exercise price and the market value of the underlying shares.

(3) Based on the Black-Scholes option valuation model, assuming volatility of 54 percent, a risk-free rate of return equal to seven-year treasury bonds, a dividend yield of zero, and an exercise date of seven years after grant. This model is an alternative suggested by the Securities and Exchange Commission, and the Company neither endorses this particular model, nor necessarily agrees with this method for valuing options. The ultimate value of options will depend on the Company's success, as reflected by an increase in the price of its shares, which will inure to the benefit of all shareholders.


The following table contains information regarding the exercise of options during the preceding fiscal year by the above-named executives, as well as unexercised options held by them at fiscal year-end.


       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                           SHARES                            OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS AT
                        ACQUIRED ON        VALUE               YEAR-END (#)                 FISCAL YEAR-END ($)
                          EXERCISE       REALIZED              ------------                 -------------------
EXECUTIVE                    (#)            ($)       EXERCISABLE    UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Fred Bauer                  60,000       1,498,800       208,401         208,599         2,910,032          657,630

Kenneth La Grand            20,452         315,779       148,401          41,599         2,401,999          330,951

Garth Deur                      --              --         3,400          31,600            26,493          105,971

Dennis Alexejun                 --              --        13,440          35,610           106,569          146,525

John Carter                     --              --        12,020          37,640            75,430          123,329
----------------------------------------------------------------------------------------------------------------------


                          EXECUTIVE COMPENSATION REPORT

         Responsibility for the Company's executive compensation program has been delegated by the Board of Directors to the Compensation Committee, except for compensation of the Chief Executive Officer (C.E.O.), which is determined by the Board based on recommendations from the Committee (without participation by C.E.O. Bauer). This Committee is comprised of three members: two independent outside directors and the C.E.O.

         The executive compensation program is composed of three elements: base salary, annual bonus, and stock-based incentives. These elements are utilized to accommodate several objectives:

         - Provide the means to attract, motivate, and retain executive management personnel.

         - Provide long-term success by focusing on continuing technical development and improvement in customer satisfaction.

         - Provide base salary compensation that is competitive in the market for managerial talent.

         - Provide annual bonus compensation reflective of both individual achievement and overall Company performance.

         - Provide stock-based incentive compensation that focuses on long-term Company performance and aligning the interests of management with the interests of shareholders.

         Base salary compensation for executive officers is predicated primarily on competitive circumstance for managerial talent and positions reflecting comparable responsibility. These competitive circumstances are determined from local, regional, and national surveys of employers comparable to the Company in size, stage of development, and industry. Historically, base salaries for executive officers have been relatively low, and stock-based incentives have received more emphasis, reflecting the entrepreneurial, high growth rate stage of the Company's development. Base salary decisions for executive officers other than the C.E.O. are determined by C.E.O. F. Bauer. The base salary for C.E.O. Bauer for 2001 was recommended by the Committee (without participation by C.E.O. Bauer) and approved by the Board of Directors. The Committee's recommendation was made after reviewing survey information from several sources, textual materials regarding executive compensation strategies in general, the past and expected contributions of C.E.O. Bauer to the Company's progress, the quality, loyalty, and performance of the management team assembled and led by him, and the relationships between his salary and the average salary levels for the Company's hourly paid workers, salaried employees, and executive officers.

         Annual bonus compensation for executive officers is composed of two elements: payments under the Company's Gain Sharing Bonus Plan and performance bonuses. All employees of the Company, including executive officers, are eligible to share in the Company's Gain Sharing Bonus Plan after the first three months of employment. A percentage of pretax income, in excess of an established threshold for shareholder return on equity, is distributed quarterly to eligible employees. The amount to be distributed is allocated among all eligible employees in proportion to the salary or wages (including overtime) paid to those employees during the quarter. In addition, performance bonuses are paid to various managerial employees, including executive officers, based upon individual performance during the year and the overall performance of the Company during the year. Regarding 2001, C.E.O. F. Bauer evaluated the performance of each executive officer, sometimes in consultation with other officers, and determined performance bonuses predicated approximately one-half on the individual's achievements and contributions to Company success, and one-half on the overall performance of the Company for the year. C.E.O. F. Bauer participated in the Gain Sharing Plan along with all other eligible employees.

         Stock-based incentive compensation is intended to align the interests of shareholders and senior management by making the managers shareholders in a significant amount, and providing them incentives to work to increase the price of the Company's shares by granting them options to acquire additional shares. Generally, restricted stock grants are subject to forfeiture if the executive officer does not continue employment with the Company for the period specified at the time of grant. Similarly, stock options become exercisable generally for a portion of the shares after one year and for additional portions each year thereafter, subject, however, to the requirement that the optionee must be employed by the Company at the time of exercise. During 2001, stock options were awarded to executive officers, other than the C.E.O., by the Committee, based upon recommendations from C.E.O. F. Bauer, taking into consideration for each executive the scope of responsibility, contributions to success in prior periods, ability to influence success in the future, and demonstrated ability to achieve agreed-upon goals. In addition, the Board approved the recommendation of the Committee (arrived at without the participation of Mr. Bauer) to grant C.E.O. F. Bauer an option to acquire 80,000 shares of the common stock, based upon the Committee's evaluation of his management of the Company's other managerial employees and his desire to receive bonus compensation in the form of options rather than cash.

                                                 Compensation Committee Members:

                                                       Fred Bauer
                                                       Arlyn Lanting
                                                       Ted Thompson

                             STOCK PERFORMANCE GRAPH

         The following graph depicts the cumulative total return on the Company's common stock compared to the cumulative total return on The NASDAQ Stock Market(R) index (all U.S. companies) and the Dow Jones Index for Automobile Parts and Equipment Companies (excluding tire and rubber makers). The graph assumes an investment of $100 on the last trading day of 1996, and reinvestment of dividends in all cases.

                                     [GRAPH]

                                                        DOW JONES AUTO
                                    THE NASDAQ        PARTS & EQUIPMENT
                     GENTEX        STOCK MARKET      COMPANIES (EXCLUDING
                  CORPORATION    (U.S. COMPANIES)   TIRE AND RUBBER MARKERS)
                  -----------    ----------------  ------------------------
    12/31/96           $100           $100                  $100
    12/31/97           $134           $122                  $128
    12/31/98           $199           $173                  $127
    12/31/99           $276           $321                  $130
    12/29/00           $185           $193                   $95
    12/31/01           $266           $153                  $124



         The Company has not adopted any long-term incentive plan or any defined benefit or actuarial plan, as those terms are defined in the applicable regulations promulgated by the Securities and Exchange Commission. Neither does the Company have any contracts with its executive officers assuring them of continued employment, nor any compensatory arrangement for executives linked to a change in control of the Company.

         Directors who are employees of the Company receive no compensation for services as directors. Directors who are not employees of the Company receive a director's retainer in the amount of $7,000 per year plus $1,000 for each meeting of the Board attended and $750 for each committee meeting attended. In addition, subject to shareholder approval of the 2002 Gentex Corporation Nonemployee Director Stock Option Plan, each nonemployee person who is a director immediately following each annual meeting of shareholders is entitled to receive an option to purchase 6,000 shares of the Company's common stock at a price per share equal to the fair market value on that date. Each option has a term of ten years and becomes exercisable in full six months after the date of the grant.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         Fred Bauer, Chairman and C.E.O., was a member of the Company's Compensation Committee during the fiscal year ended December 31, 2001. That Committee was responsible for supervising the Company's executive compensation arrangements, including the making of decisions with respect to the award of stock-based incentives for executive officers during that year.

         Arlyn Lanting, a director and member of the Company's Compensation Committee, was an officer of the Company more than fifteen years ago.

TRANSACTIONS WITH MANAGEMENT

         Since 1978, prior to the time the Company became a publicly held corporation, the Company has leased a building that previously housed its main office, manufacturing and warehouses facilities, and currently houses production operations for the Company's fire protection products. The lessor for that building is G & C Associates, a general partnership, and nearly all of the partnership interests in G & C Associates are held by persons related to Fred Bauer. The lease is a "net" lease, obligating the Company to pay all expenses for maintenance, taxes, and insurance, in addition to rent. During 2001, the rent paid to this partnership was $52,153, and the rent for the current fiscal year is the same. The Board of Directors believes that the terms of this lease are at least as favorable to the Company as could have been obtained from unrelated parties.

         Arlyn Lanting and Kenneth La Grand are both substantial shareholders in MTA Travel, Inc., a local travel agency used by the Company to book airline travel for its employees. During 2001, the Company paid $377,899 for airline travel booked through this agency and the travel agency receives a small percentage (usually less than five percent) of this amount as a commission from the airlines. This arrangement has been reviewed by the Company's Board of Directors and approved on the basis that the prices and services provided afford the best value available to the Company.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2002. The following fees were billed by Ernst & Young LLP, the Company's independent auditors, for the services provided to the Company during the fiscal year ended December 31, 2001: Audit Fees of $113,905; Financial Information Systems Design and Implementation Fees of $0; and all other fees of $96,219 for tax consulting services, tax compliance services and employee benefit plan audits.

         Representatives of Ernst & Young are expected to be present at the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of Forms 3, 4, and 5 furnished to the Company during or with respect to the preceding fiscal year and written representations from certain reporting persons, the Company is not aware of any failure by any reporting person to make timely filings of those Forms as required by Section 16(a) of the Securities Exchange Act of 1934, except that Arlyn Lanting was late in reporting a sale of 50 shares through a partnership in December 2000 and Ken La Grand was eight days late in reporting an option exercise and hold of 20,452 shares in September 2001.

SHAREHOLDER PROPOSALS

         Any proposal of a shareholder intended to be presented at the next annual meeting of the Company must be received by the Company at its headquarters, at 600 N. Centennial Street, Zeeland, Michigan 49464, no later than December 3, 2002, if the shareholder wishes the proposal to be included in the Company's proxy statement relating to that meeting. In addition, the Company's Bylaws contain certain notice and procedural requirements applicable to shareholder proposals, irrespective of whether the proposal is to be included in the Company's proxy materials. A copy of the Company's Bylaws is filed with the Securities and Exchange Commission and can be obtained from the Public Reference Section of the Commission or the Company.

MISCELLANEOUS

         The Company's Annual Report to Shareholders, including financial statements, is being mailed to shareholders with this Proxy Statement.

         Management is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other business should come before the meeting, it is the intention of the persons named as proxy holders in the accompanying Proxy to vote the shares in accordance with their judgment. Discretionary authority to do so is included in the Proxy.

         The cost of the solicitation of Proxies will be borne by the Company. In addition to the use of the mail, Proxies may be solicited personally or by telephone or facsimile by a few regular employees of the Company without additional compensation. The Company does not intend to pay any compensation for the solicitation of Proxies, except that brokers, nominees, custodians, and other fiduciaries will be reimbursed by the Company for their expenses in connection with sending proxy materials to beneficial owners and obtaining their Proxies.

         A COPY OF THE COMPANY'S REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE, WITHOUT CHARGE, UPON WRITTEN REQUEST FROM THE SECRETARY OF THE COMPANY, 600 N. CENTENNIAL STREET, ZEELAND, MICHIGAN 49464.

         Shareholders are urged to promptly date, sign, and return the accompanying Proxy in the enclosed envelope.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Connie Hamblin
                                           ---------------------------------
                                           Connie Hamblin
                                           Secretary
April 2, 2002

                                   APPENDIX A

                               GENTEX CORPORATION
                   2002 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                             (ADOPTED MARCH 6, 2002)

                   PART I: PLAN ADMINISTRATION AND ELIGIBILITY

         1.1 Purpose. The purpose of this 2002 Nonemployee Director Stock Option Plan (the "Plan") of Gentex Corporation (the "Company") is to make service on the Board of Directors of the Company (the "Board") more attractive to present and prospective outside directors of the Company, as the continued services of qualified outside directors are considered essential to the Company's sustained progress, and to provide additional incentive for such directors to direct the Company effectively by offering them a greater interest in the continued success of the Company through stock ownership. The Plan is also intended to encourage stock ownership by outside directors of the Company.

         1.2 Administration. The Plan shall be administered by the Board. Grants of stock options under the Plan ("Options") and the amount and nature of the Options to be granted shall be automatic as described in Sections 1.3 and
2.2. The Board shall have the power to determine all questions arising under the Plan and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

         1.3     Stock Subject to the Plan.

                 (A) Class. The stock which is to be made the subject of Options granted under the Plan shall be the Company's authorized common stock, par value $.06 per share ("Common Stock"). Shares shall be supplied to satisfy the requirements of Options granted under the Plan out of authorized but unissued shares.

                 (B)      Aggregate Amount.

                           (1) The total number of shares issuable under the
Plan shall not exceed 500,000 shares (subject to adjustment as provided in Section 3.4).

                           (2) If any outstanding Option under the Plan expires
or is terminated for any reason, then the Common Stock allocable to the unexercised or surrendered portion of such Option shall not be charged against the limitation of Section 1.3(B)(1) above, and may again become the subject of a Option granted under the Plan.

         1.4 Eligibility; Grant of Options. Only directors who are not common law or contractual employees of the Company or any of its subsidiaries (a "Nonemployee Director") shall be eligible to receive Options under this Plan. Effective as of the date of each annual meeting of the shareholders of the Company, each Nonemployee Director who is newly elected or continues in office as a director subsequent to that meeting, shall be granted an Option to acquire six thousand (6,000) shares. Any Nonemployee Director who is elected as a director by the Board shall be granted an Option to acquire that number of shares that is equal to six thousand (6,000) shares multiplied by a fraction that is equal to three hundred sixty-five (365), minus the number of days that have elapsed since the last annual meeting of shareholders, and dividing that difference by three hundred sixty-five (365); the result shall be rounded to the nearest whole share. Any Nonemployee Director who receives Options pursuant to this Plan may be referred to herein as "Optionee."

                           PART II: OPTIONS AND RIGHTS

         2.1 Nonstatutory Stock Options. All Options granted under the Plan shall be nonstatutory options, not entitled to special tax treatment under
Section 422 of the Internal Revenue Code of 1986, as amended.

         2.2 Terms, Conditions, and Form of Options. Each Option granted under this Plan shall be evidenced by a written agreement in such form and containing such terms as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

                  (A) Transferability of Options. Options may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent and distribution to the extent provided in Section 2.2(D), except that the Board may authorize the grant or amendment of Options so as to permit transfer to the Optionee's spouse and/or the Optionee's descendants or to a trust created primarily for the benefit of the Optionee, the Optionee's spouse and/or the Optionee's descendants ("Authorized Transferee"), provided the Optionee satisfies such conditions to the transfer as may be required by the Board. The agreement pursuant to which a transferable Option is granted shall expressly set forth the transfer rights and limitations, prohibit payment of any consideration by the Authorized Transferee to the original Optionee, prohibit any further transfer of the Option and provide that the Authorized Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations, conditions, and limitations applicable to the original Optionee. However, such rights and benefits (except any right to further transfer of the Option) and obligations, conditions, and limitations shall be determined as if the original Optionee continued to hold the Option, whereby provisions of this Plan dealing with death of an Optionee will continue to refer to the original Optionee regardless of whether the Option has been transferred to an Authorized Transferee. Options may be exercised during the lifetime of the original Optionee only by the original Optionee or an Authorized Transferee. After the Optionee's death, the Option shall be exercisable only to the extent provided in Section 2.2(D).

                  (B) Period of Option. Options shall terminate upon the expiration of ten (10) years from the date upon which such Options were granted, or at such earlier date as may be established in the option agreement (subject to prior termination as hereinafter provided).

                  (C) Exercise of Option. Options may be exercised, in full or in part, only by giving written notice to the Company, stating the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full for such shares, which payment may be in whole or in part in shares of the Common Stock of the Company valued at fair market value as computed under Section 2.3 below; provided, however, that (i) there shall be no such exercise at any one time as to fewer than three thousand (3,000) shares, unless fewer than three thousand shares (3,000) remain to be purchased under the Option being exercised; (ii) Options may not be exercised for a period of six
(6) months after the date of grant,

(iii) Options may be exercised only during periods beginning on the second (2nd) business day following the date on which the Company releases for publication its annual or quarterly financial reports and ending on the twelfth (12th) business day following that date, and (iv) all or any portion of Options granted that remain unexercised at the time the Optionee's status as a director of the Company terminates for any reason other than death, shall automatically expire ninety (90) days after the date of such termination and be of no further force or effect.

                  (D) Death of Optionee and Transfer of Options. In the event of an Optionee's death, Options may be exercised, to the same extent exercisable by the Optionee at the date of death, at any time prior to the earlier of the specified expiration date or the first anniversary of the Optionee's death, by any of the following persons: (i) personal representatives of the estate of the Optionee; (ii) any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance; (iii) any person designated to exercise the Option by means of a specific written designation executed by the Optionee and filed with the Company prior to the Optionee's death; or (iv) an Authorized Transferee. No Options, unless granted pursuant to an agreement specifically permitting transfer as described in Section 2.2(A), shall be transferable by an Optionee otherwise than by will or by the laws of descent and distribution of the state of the Optionee's domicile; provided, however, than an Optionee may execute and file a notice of designation as provided for in (iii) above.

         2.3 Option Price. The Option exercise price for an Option granted under the Plan shall be the fair market value of the shares of Common Stock covered by the Option at the time the Option is granted. For purposes of this Plan, the fair market value of a share of Common Stock shall be equal to the last reported sale price per share of Common Stock on the date of grant or, if that date is not a trading date, then the trading date immediately preceding the date of the grant, or if there is no reported sale, the mean between the highest closing bid and closing asked price, as quoted on the Nasdaq Stock Market.

                          PART III. GENERAL PROVISIONS

         3.1 Assignability. The rights and benefits under this Plan shall not be assignable or transferable by an Optionee, and during the lifetime of the Optionee Options granted under the Plan shall be exercisable only by him or her, except as otherwise expressly provided in Section 2.2 of this Plan.

         3.2 Time for Granting Options. No Options may be granted under this Plan after the day prior to the tenth (10th) annual meeting following the date the Plan was approved by the shareholders of the Company (i.e., May 9, 2012).

         3.3      Limitation of Rights.

                  (A) No Right to Continue as a Director. Neither the Plan, nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

                  (B) No Shareholders' Rights for Options. An Optionee shall have no rights as a shareholder with respect to the shares covered by Option(s) until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

         3.4 Adjustments to Stock. In the event any change is made to the Common Stock subject to the Plan or subject to any outstanding Option(s) granted under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or otherwise), then appropriate adjustments shall be made to the maximum number of shares subject to the Plan and the number of shares and price per share of stock subject to outstanding Option(s). The Board's determination of any such adjustments shall be final, binding, and conclusive with respect to all Optionees.

         3.5 Effective Date of the Plan. This Plan shall take effect on the date of approval by the shareholders of the Company, and shall be applicable to all incumbent directors as of that date. The approval of the Plan by the shareholders of the Company shall terminate the Gentex Corporation Nonemployee Director Stock Option Plan (As Amended And Restated Effective March 7, 1997) effective as of the day before approval of the Plan and no further options will be issuable under that plan.

         3.6 Amendment of the Plan. The Board of the Company may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 3.4), change the designation of the class of directors eligible to receive Options, materially increase the benefits accruing to participants under the Plan or alter or impair any rights or obligations of any Option previously granted with out the consent of the Optionee holding such Option.

         3.7 Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by and interpreted and construed in accordance with the laws and in the courts of the state of Michigan, without regard to its conflicts of laws principles.

         3.8 Expenses of the Plan. All costs and expenses of the adoption and administration of the Plan shall be borne by the Company.

                                  CERTIFICATION

         The foregoing Plan was adopted by the Board of the Company on March 6, 2002.

                                                     /s/ Connie Hamblin
                                                     ---------------------------
                                                     Connie Hamblin, Secretary

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) signing on the reverse side hereby appoint(s) Connie Hamblin and Enoch Jen as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Gentex Corporation held of record by such shareholder(s) on March 15, 2002, at the Annual Meeting of Shareholders to be held on May 9, 2002, or any adjournment thereof.

1. Election of Directors (except where marked to the
   contrary) for a three-year term.                   |_| FOR     |_| WITHHELD

NOMINEES: Arlyn Lanting, Kenneth La Grand, and Ted Thompson

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.)

2. To act upon a proposal to approve the 2002 Nonemployee Director Stock Option Plan.

   |_|  FOR         |_|  AGAINST         |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   |_|  I plan to attend the meeting.  |_|  I do not plan to attend the meeting.

                         (To be Signed on Reverse Side)

When properly executed, this proxy will be voted in the manner directed by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED FOR A THREE-YEAR TERM AND FOR THE APPROVAL OF THE 2002 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN.

                                        NOTE: Please sign as your name appears
                                        hereon. When shares are held jointly,
                                        each holder should sign. When signing
                                        for an estate, trust, or corporation,
                                        the title and capacity should be stated.
                                        Persons signing as attorney-in-fact
                                        should submit powers of attorney.


Signature _______________Date: ____________ Signature______________Date:________